UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 5, 2020

(Date of earliest event reported)

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization)		Identification Number)

1015 Third Avenue,
Seattle, Washington	(206) 674-3400	98104
(Address of principal executive offices)	(Registrant's telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EXPD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders (the “Annual Meeting”) of Expeditors International of Washington, Inc. (the “Company”) held on May 5, 2020, the shareholders of the Company: (1) elected each of the eight director nominees set forth below; (2) approved an advisory vote on the compensation of the Company's Named Executive Officers; (3) approved amendments to the 2017 Omnibus Incentive Plan; (4) ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020; and (5) approved a shareholder proposal: NYC Comptroller Proposal.

The Nominating and Corporate Governance Committee will draft a policy that is responsive to the NYC Comptroller’s proposal and submit it to the Board of Directors for adoption in 2020.

The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	Election of the following eight directors, each to serve until the next Annual Meeting or until the election or qualification of his or her successor:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Robert R. Wright	137,438,283	2,793,988	155,623	10,729,719
Glenn M. Alger	137,624,030	2,623,058	140,806	10,729,719
Robert P. Carlile	139,288,923	953,743	145,228	10,729,719
James M. Dubois	135,364,098	4,871,661	152,135	10,729,719
Mark A. Emmert	131,905,814	8,349,033	133,047	10,729,719
Diane H. Gulyas	135,702,066	4,560,510	125,318	10,729,719
Jeffrey S. Musser	138,072,508	2,176,280	139,106	10,729,719
Liane J. Pelletier	135,159,184	5,101,936	126,774	10,729,719

(2)    Advisory vote to approve Named Executive Officer compensation:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
133,124,882	7,027,857	234,956	10,729,918

(3)    Approve amendments to the 2017 Omnibus Incentive Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
136,435,470	3,807,411	144,814	10,729,918

(4)    Ratification of independent registered public accounting firm for the year ending December 31, 2020:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
144,940,400	6,105,378	71,835	0

(5)    Shareholder Proposal: NYC Comptroller Proposal:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
74,009,398	65,978,415	399,882	10,729,918

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

May 6, 2020	/s/ JEFFREY F. DICKERMAN
Jeffrey F. Dickerman, Senior Vice President, General Counsel